UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2012

Motorola Mobility Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-34805	27-2780868
(Commission File Number)	(I.R.S. Employer Identification No.)

600 North US Highway 45, Libertyville, IL	60048
(Address of Principal Executive Offices)	(Zipcode)

(847) 523-5000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 26, 2012, Motorola Mobility Holdings, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following is filed as an Exhibit to this Report.

Exhibit No.	Document

99.1	Press Release by Motorola Mobility Holdings, Inc. dated January 26, 2012 announcing financial results for the quarter and year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA MOBILITY HOLDINGS, INC.

Date: January 26, 2012	By:	/s/ Mark R. Valentine
Mark R. Valentine
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release by Motorola Mobility Holdings, Inc. dated January 26, 2012 announcing financial results for the quarter and year ended December 31, 2011.

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